UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 1, 2006

Realogy Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-32852 (Commission File Number)	20-4381990 (IRS Employer Identification No.)

One Campus Drive
Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On November 1, 2006, Realogy issued a press release announcing its financial results for the three months ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
     The information in this Item 2.02 (including Exhibit 99.1) shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press release issued by Realogy Corporation on November 1, 2006 announcing its 2006 third quarter financial results.
The information in Exhibit 99.1 shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY CORPORATION
By:	/s/ Anthony E. Hull
Anthony E. Hull
Executive Vice President, Chief Financial Officer and Treasurer

Date: November 1, 2006

REALOGY CORPORATION
CURRENT REPORT ON FORM 8-K
Date of Report (Date of Earliest Event Reported): November 1, 2006
EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release issued by Realogy Corporation on November 1, 2006 announcing its 2006 third quarter financial results.

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